EXHIBIT 99.1
INVESTOR MEETINGS August 2008 1

Cautionary Statement 3 Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Participants 5 Bill Jasper Chief Executive Officer Ron Smith Chief Financial Officer

7 Business Overview

Our Manufacturing Processes 9 Texturing Machines Texturing Units Value-added Processes POY Manufacture Textured Yarns After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability It is now ready to be processed into fabric or used in other processes Package Dyeing Covering Twisting Beaming The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn) Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament The friction disc unit is the heart of the texturing machine POY enters the top of the unit, passes through the high- speed discs and exits as textured yarn Computers inspect every inch of yarn as it is produced Texturing machines process POY multi- filament yarns Texturing is a combination of heating and stretching the POY as it passes through the texturing unit

11 POY Manufacturer Synthetic Fiber Manufacturer Fabric Producer Product Manufacturer Retailer Consumer Petrochemical Raw Material Trade-protected market environment Growing global market Increasing focus upon specialty yarns Strong sourcing power by retailers Strong North American production base Vertical integration of supply chain Global raw material pricing pressure from supply and demand dynamics Crude oil pricing has reset baseline costs Unifi fills an integral role in the synthetic fiber value chain Significance to Value Chain

Polyester Raw Material Price Trends From 2004, current polyester polymer price has increased 32 cpp or 67% From Dec. 2007 till Jul. 2008, polyester polymer price has increased 11 cpp or 16% Primary drivers of raw prices Increased feedstock costs due to crude oil price run-up Global demand growth for polyester products (resin, film, fiber and filament) Supply issues - interruption / growth outpacing new supply ___________________________ Source: PCI / Unifi Internal

Leading Market Position Unifi 0.43 Other Domestic 0.57 Unifi (1) 0.43 Other Domestic 0.32 Regional Imports 0.1 Other Imports 0.15 Unifi 0.5 Other Domestic 0.29 Imports 0.21 Unifi is the regional leader in the processing of multi-filament polyester and nylon yarns U.S. Nylon Covered Yarn Production Share U.S. Nylon Textured Yarn Consumption Share U.S. Polyester Textured Yarn Consumption Share Unifi 0.21 Other Domestic 0.79 ___________________________ Source: Unifi internal estimates U.S. Dyed Yarn Production Share

Sales Segmentation Unifi yarns are demanded by a wide variety of customers Unifi sells its polyester and nylon yarns to approximately 770 customers and 380customers, respectively In fiscal 2008, one customer accounted for greater than 10% of consolidated sales In the US - top 20 customers represent 47% of net sales The Company is not dependent upon any particular geographic or end-market End-markets served include the apparel, hosiery, home furnishings, automotive, and industrial markets Compliant sales (directly as yarn and indirectly via fabric customers) account for approximately 57% of the company's total sales. US Sales by Product US Sales by Product Category Unifi benefits from strong product, geographic and end-market diversity US Sales by Requirement ___________________________ Note: Poly POY = partially oriented polyester yarn; Poly DTY = polyester draw textured yarn; Nylon = nylon draw textured yarn and covered yarns; Other = other value-added processes such as dyed, draw warp, beaming, twisting, and air jet. Data based on FY 2008 sales revenue. Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, ATPA, and US Military agreements to produce duty-free finished goods and US origin fiber requirement. Estimates based on 1st Calendar Quarter 2008 sales by category and division. Commentary

19 Product Segmentation

Unifi Sales Segmentation Diverse product segmentation. Various segments more or less susceptible to import competition. Regional trade key to volume stability for apparel and hosiery segments. Continued growth opportunity for PVA products. US Polyester & Nylon Sales Revenue by Segment

Regional break-out of 25% share consists of 8% U.S. Domestic, 11% CAFTA, and 6% NAFTA and ANDEAN. Losses in supply from U.S. Domestic and NAFTA region to be picked up by 12% growth in CAFTA apparel supply. Around 75% of apparel from the CAFTA region is made using U.S. fiber components. China safeguards removal not expected to be significant - current quotas remain open due to improved competitiveness Apparel Segment Trends Sources of Man-Made Fiber Apparel Consumed in the USA ___________________________ Source: Unifi Internal Estimates, OTEXA, American Apparel & Footwear Association, Jassin O'Rourke, and Census Bureau Brands and Retailers see regional supply as vital to global sourcing strategy

Sustainability of Regional Trade 25 Import competition primarily focused at the supply chain level Regional Trade U.S. and region trading partners provide competitive advantages High quality for critical end-uses Product innovation Compressed supply-chain / quick turns Competitive pricing Duty free movement among participants Requires garment to be fully formed in region Compliant yarn must be extruded in region Duty benefit - 28% to 32% on manmade fiber garments NAFTA established in 1994 with Canada and Mexico CAFTA replaces CBI, with Costa Rica expected to join by October 2008. Permanent trading pact Allows for accumulation across region More than just apparel Apparel Imports from CAFTA ___________________________ Source: Census Bureau, Unifi Internal Estimates, USITC, and OTEXA.

Hosiery Segment Sources of Socks Consumed in the U.S. Sources of Sheer Hosiery (Pantyhose) Imports into the U.S. Impacted by changing consumer preference Market view - revival of sheer hosiery preferences in 2007 continue in 2008 Imports projected to decline 14% in 2008; CAFTA imports expected to increase 9% in 2008 Regional break-out - 22% domestic, 23% CAFTA, and 7% NAFTA and ANDEAN. U.S. domestic socks production is projected to decline by 20% in 2008 due to mill closures Supply from CAFTA projected to increase 25%, stabilizing the overall socks supply from region ___________________________ Source: Census Bureau, Unifi Internal Estimates, USITC, and OTEXA.

US Upholstered Furniture Consumption Upholstery Fabric Imports Furnishings Segment Trends Macro economic issues negatively impacted consumption - down 7% in 2008 Increased importation of upholstered fabrics - 60%+ of the domestic furniture production is supplied by imported fabric. Demise of major US upholstery fabric producers - Quaker and Joan resulted in temporary curtailment of production in the U.S. A portion is expected to be sustainable by remaining domestic producers due to lead time / order size requirements Contract furnishing and mattress ticking sub-segments still defensible but suffering from economic issues Furnishing segment continues to struggle - particularly upholstered furniture 2004 2005 2006 2007 2008 Proj. Domestic 9.31 9.71 9.52 9.312 8.753 Imports 2.95 3.414 3.801 3.915 3.524 ___________________________ Source: Furnishings Digest, Unifi Internal Estimates, and USITC.

Automotive Fabric Segment Trends

North America Auto Production Estimates



18000
16000
14000
12000
10000
8000
6000
4000
2000
0
In Thousand Units
2005
2006
2007
2008 Proj
2009 Proj.
2010 Proj.

- North American auto production projected to decline in 2008 by 9 to 10% and grow 1.5 to 2.0% till 2010
- Fiber consumption negatively impacted by shift to smaller cars and lower denier yarns (150D to 70D)
- Profitability impacted by emergence of piece dyed products
- Low degree of imports penetration due to quality and just-in-time requirements
- Auto parts industry consolidation streamlined supply chain and enhanced quick turn requirements

Source: Unifi Internal Estimates, Autonews, PWC Auto Institute

Industrial Fabric Segment Trends Industrial Segment Categories Wide variety of applications Impacted by individual end-use trends and market conditions. Certain end-uses defensible due to uniqueness and smaller volume requirements which imports cannot cater to Certain end-uses are impacted by price competition from imports due to high usage of commodity type of yarns. ___________________________ Source: Unifi Internal Estimates, FEB. Broad Woven category includes end-uses like protective fabrics, tents, substrate fabrics, stitch-board fabrics, napery, tack cloth, boat covers, medical use fabrics, wiper cloth, etc. Narrow Woven category includes end-uses like labels, webbing, seat belts, tapes, laces, zipper tapes, etc.

___________________________ Source: Unifi internal estimates Sales by Segment Segment Outlook Apparel - stable due to development of CAFTA U.S. market continues contraction CAFTA grows - 12% increase in synthetic garments Retail and brands realizing importance of region due to cost and lead-time advantages - in certain products Hosiery - stable due to emergence of CAFTA Expansion of CAFTA to include socks / hosiery Positive consumer trends for hosiery and shapewear Beneficial supply chain partnerships Furnishings - import pressures and economic issues Imports represent 60+% of the fabric consumption Contract and mattress business defensible but impacted by softness of economy Automotive - highly depended on North American auto production. Defensible against due to quality and just-in-time requirements Slight volume erosion potential Small profit erosion from shift to piece dyed fabrics Industrial - wide variety of unique applications Continued profitable growth focus Mostly defensible due to uniqueness / order sizes Apparel 0.45 Hosiery 0.22 Furnishings 0.13 Automotive 0.05 Industrial 0.11 Other 0.04 Unifi Sales and Outlook by Segment Macro Assumptions / Risk Factors General economic conditions soft remainder of calendar 2008 - improving in calendar 2009 Raw material pricing pressure eases Seasonal demand subsides Crude oil stays in $110 to $130 per barrel No significant changes to current trade legislation

37 Focused Business Strategy

Experienced Management Team Leadership Team Dedicated to customer relationships Reputation for quality and innovation Proven ability to integrate acquisitions Committed to implementing business plan Board of Directors 150+ years of valuable industry experience Almost 25% stock ownership in the Company 39 Management Team Unifi's leadership team and Board has significant experience

Our Current Focus Invest in the development and commercialization of Premier Value Added ("PVA") yarns Unifi is global leader of value-added yarns in textiles PVA yarns generate higher margins than commodity yarn Innovation, product attributes and customer service are key differentiators Downstream marketing - key to value pull-through and understanding what is next R&D investment the key to future PVA success Remain focused on commercial and operational excellence in core business Protect share and drive profitable growth initiatives Focus on operational excellence Continuously drive supply chain improvement Leverage growth platforms in Brazil and China Capitalize on market opportunities in Brazil Develop China trading company - Unifi Textiles (Suzhou) Company Ltd. - to service PVA market 41 Initial focus was return to profitability - Long-term focus is creation of shareholder value

43

Sales by Brand Gross Profit versus PVA Development Expenditure Branded Product Success The PVA portfolio represent 11% of US sales in fiscal 2008 Mostly concentrated in the Apparel segment Historical investment in PVA products has been limited by business conditions Current product offering contains some unique products with significant potential Premiere Value Added products are vital to future success Increased investment in the development and commercialization of PVA products is the best strategic path forward

Our Partners

49 Financial Overview

Historical Financial Summary 51 Summary of Historical Data Management transformed operations and de-leverage the balance sheet

Stable Capital Structure No on-going maintenance covenants Limited ability to make restricted payments Restrictions on use of proceeds from asset sales Restricted Cash Excess Proceeds Offer at par requirement for more than $10 mm of Restricted of Excess Cash > 360 days old Incurrence of additional indebtedness covenant of 2 to 1 times fixed charge coverage No call 4 years - optional redemption thereafter 53 $190 million of 11.5% 2014 Senior Secured Notes Unifi has a covenant-light stable capital structure Amended Revolving Credit Agreement Matures May 15, 2011 $100 million facility with $50 mm spring Secured by eligible working capital No on-going maintenance covenants, as long as availability is greater than $25 million Interested based on LIBOR plus 150 to 225 basis points 25 basis point rebate with fixed coverage ratio greater than 1.5 to 1

Components of Value Adjusted EBITDA fiscal 2008 - $55.2 million based on economy and raw material pricing Normalized level of $10 to $12 million Interest - $202 million of debt at June 2008 $190 million of 11.5% senior secured $3 million under revolving credit facility at LIBOR + 150 basis points $1 million of under sale - leaseback $8 million of ICMS loans in Brazil Income taxes - currently only applicable to Brazil $16 million of NOL carry-forward at June 2008 Equity Affiliated dividend - typically $6 to $8 million 55 Operational Value Unifi valuation analysis is multi-faceted Supplemental Information Cash on hand Cash - $20.2 million ($16.2 million at non- guarantors) Restricted cash - $18.2 million Working capital - improve $3 to $5 million in fiscal 2009 Assets Held for Sale - June 2008 net book value of $4.1 million Expect $15.5 million of proceeds Equity Affiliates - June 2008 carrying value Parkdale America - $56 million China JV - $10 million Unifi - Nilit JV - $4 million Revolver availability - $90 million

Questions 57

59 Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted EBITDA Adjusted EBITDA represents pre-tax income before interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude restructuring charges, SG&A severance charges, equity in earnings and losses of unconsolidated affiliates, impairment write-downs, non-cash compensation expense, gains and losses on sales of property, plant and equipment, hedging gains and losses, deposit write offs and Kinston shutdown costs. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of "high-yield" issuers to meet debt service obligations. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not have an impact on our ability to service our debt. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

61 Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

63 Adjusted EBITDA Reconciliation